SHAREHOLDERS' EQUITY - Significant Items Reclassified From AOCI Into Earnings (Details) $ in Thousands	12 Months Ended
Dec. 31, 2016 USD ($)
Accumulated Other Comprehensive Income (Loss) [Line Items]
Reclassification adjustment from AOCI on derivatives	$ 1,345
Tax	(624)
Total net of tax	721
Amortization of prior service credits for continuing operations	(606)
Recognized net actuarial losses for continuing operations	1,713
Amortization of prior service credits for discontinued operations	(11)
Amortization of prior service credits for discontinued operations	645
Total before tax	1,741
Tax	43
Total net of tax	1,784
Interest rate derivatives
Accumulated Other Comprehensive Income (Loss) [Line Items]
Reclassification adjustment from AOCI on derivatives	510
Foreign currency derivatives
Accumulated Other Comprehensive Income (Loss) [Line Items]
Reclassification adjustment from AOCI on derivatives	$ 835